================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 -------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 25, 2006

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

                0-27662                                NOT APPLICABLE
       (Commission File Number)                       (I.R.S. Employer
                                                     Identification No.)


             29 RICHMOND ROAD
            PEMBROKE, BERMUDA                                HM 08
(Address of principal executive offices)                   (Zip Code)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 25, 2006, IPC Holdings, Ltd. announced its financial results for the fiscal quarter ended March 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number      Description
------      -----------
 99.1       Press release of IPC Holdings, Ltd. issued April 25, 2006 reporting on the Company's financial results for the fiscal quarter ended
            March 31, 2006.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

                                        IPC HOLDINGS, LTD.

                                        By           /s/ James Bryce
                                           -------------------------------------
                                                     James P. Bryce
                                                      President and
                                                Chief Executive Officer

Date: April 25, 2006

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------
 99.1       Press release of IPC Holdings, Ltd. issued April 25, 2006 reporting on the Company's financial results for the fiscal quarter ended
            March 31, 2006.